UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2011

CITADEL BROADCASTING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31740	51-0405729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7690 W. Cheyenne Avenue, Suite 220

Las Vegas, Nevada 89129

(Address of Principal executive offices, including Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On February 17, 2011, Citadel Broadcasting Corporation (“Citadel”) issued a press release announcing it had entered into an agreement providing for exclusive negotiations for a potential merger with Cumulus Media Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

The information in the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall such exhibits be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Citadel released on February 17, 2011 (solely furnished and not filed for purposes of Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

Date: February 17, 2011

	By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Citadel released on February 17, 2011 (solely furnished and not filed for purposes of Item 8.01).

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